Amended June 17, 2010
EXHIBIT A TO DISTRIBUTION AGREEMENT
Series (“Funds”) of GOLDMAN SACHS TRUST, a Delaware statutory trust (the “Trust”)
GOLDMAN SACHS FIXED INCOME FUNDS:
Goldman Sachs Ultra-Short Duration Government Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Government Income Fund
Goldman Sachs Municipal Income Fund
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs High Yield Fund
Goldman Sachs High Yield Municipal Fund
Goldman Sachs Enhanced Income Fund
Goldman Sachs Emerging Markets Debt Fund
Goldman Sachs U.S. Mortgages Fund
Goldman Sachs Investment Grade Credit Fund
Goldman Sachs Core Plus Fixed Income Fund
Goldman Sachs Inflation Protected Securities Fund
Goldman Sachs Local Emerging Markets Debt Fund
Goldman Sachs Strategic Income Fund
GOLDMAN SACHS EQUITY FUNDS:
Goldman Sachs Balanced Fund
Goldman Sachs Structured Large Cap Growth Fund
Goldman Sachs Structured U.S. Equity Fund
Goldman Sachs Structured Small Cap Equity Fund
Goldman Sachs Structured International Equity Fund
Goldman Sachs Structured Large Cap Value Fund
Goldman Sachs Structured Tax-Managed Equity Fund
Goldman Sachs Structured International Tax-Managed Equity Fund
Goldman Sachs Structured International Small Cap Fund
Goldman Sachs Structured Emerging Markets Equity Fund
Goldman Sachs Structured Small Cap Value Fund
Goldman Sachs Structured Small Cap Growth Fund
Goldman Sachs Structured International Equity Flex Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Tollkeeper Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Real Estate Securities Fund
Goldman Sachs Concentrated Growth Fund
Goldman Sachs Small/Mid Cap Growth Fund
Goldman Sachs U.S. Equity Dividend and Premium Fund

Goldman Sachs Strategic International Equity Fund
Goldman Sachs Concentrated International Equity Fund
Goldman Sachs Asia Equity Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs International Small Cap Fund
Goldman Sachs International Real Estate Securities Fund
Goldman Sachs BRIC Fund
Goldman Sachs Commodity Strategy Fund
Goldman Sachs International Equity Dividend and Premium Fund
Goldman Sachs Absolute Return Tracker Fund
Goldman Sachs All Cap Growth Fund
Goldman Sachs U.S. Equity Fund
Goldman Sachs Dynamic Allocation Fund
GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS:
Goldman Sachs Growth Strategy Portfolio
Goldman Sachs Equity Growth Strategy Portfolio
Goldman Sachs Balanced Strategy Portfolio
Goldman Sachs Growth and Income Strategy Portfolio
Goldman Sachs Satellite Strategies Portfolio
Goldman Sachs Income Strategies Portfolio
Goldman Sachs Retirement Strategy 2010 Portfolio
Goldman Sachs Retirement Strategy 2015 Portfolio
Goldman Sachs Retirement Strategy 2020 Portfolio
Goldman Sachs Retirement Strategy 2030 Portfolio
Goldman Sachs Retirement Strategy 2040 Portfolio
Goldman Sachs Retirement Strategy 2050 Portfolio
Goldman Sachs Tax-Advantaged Global Equity Portfolio
Goldman Sachs Enhanced Dividend Global Equity Portfolio
GOLDMAN SACHS MONEY MARKET FUNDS:
Goldman Sachs Institutional Liquid Assets Portfolios:
Prime Obligations Portfolio
Treasury Obligations Portfolio
Federal Portfolio
Money Market Portfolio
Treasury Instruments Portfolio
Tax-Exempt Diversified Portfolio
Goldman Sachs Financial Square Funds:
Goldman Sachs Financial Square Treasury Obligations Fund
Goldman Sachs Financial Square Prime Obligations Fund
Goldman Sachs Financial Square Government Fund
Goldman Sachs Financial Square Money Market Fund
Goldman Sachs Tax-Exempt California Fund
Goldman Sachs Tax-Exempt New York Fund
Goldman Sachs Financial Square Tax-Free Money Market Fund
Goldman Sachs Financial Square Federal Fund
Goldman Sachs Financial Square Treasury Instruments Fund

GOLDMAN, SACHS & CO.		GOLDMAN SACHS TRUST

By:	/s/ Peter Bonanno	By:	/s/ James McNamara

Name: Peter Bonanno		Name: James McNamara
Title: Managing Director		Title: President of the Trust